Exhibit 99.1

Supplemental Financial & Property Information

September 30, 2003

This supplemental package should be considered along with the Company’s reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company.  This package has not been reviewed and audited by any outside individual or agency.  No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package.  Past performance may not be indicative of future performance.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.  A copy of this report is available on the Company’s web site at www.PriceLegacy.com .

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements.  The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC’s web site at http://www.sec.gov, which discuss factors that could adversely affect the company’s results.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.  Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

Price Legacy uses non-GAAP financial measures in its supplemental disclosure.  Price Legacy believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (REITs).  A description of these measures and the reasons why Price Legacy believes such measures are useful are set forth below.

Funds from Operations (FFO)

The Board of Governors of the National Association for Real Estate Investment Trusts (NAREIT) defines FFO as net income in accordance with GAAP, excluding depreciation and amortization expense and gains (losses) from depreciable operating real estate.  Price Legacy calculates FFO in accordance with the NAREIT definition, which also excludes gains (losses) from the sale of investments, and adjust for preferred dividends.  Beginning in July, 2003, Price Legacy stopped excluding provisions for asset impairments from FFO.  Price Legacy believes that FFO is helpful to investors as a measure of financial performance because, along with cash flow from operating activities, financing activities and investing activities, FFO provides investors with an indication of the ability of a REIT to incur and service debt, to make capital expenditures and to fund other cash needs.  In addition, Price Legacy believes that FFO provides useful information about our performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.  FFO does not represent the cash flows from operations defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity.  Excluded from FFO are significant components in understanding our financial performance.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is defined as net income before interest expenses, income taxes, depreciation and amortization, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment.  Given the nature of Price Legacy’s business as a REIT, the company believes that EBITDA is helpful to investors as a measure of its performance because EBITDA excludes various items that do not relate to or are not indicative of operating performance, such as gains and losses from sales of real estate and real estate related depreciation and amortization.  Price Legacy also believes that EBITDA provides a meaningful performance measure of its ability to service debt and fund dividends, capital expenditures and other cash needs.  EBITDA is not a measure of operating results or cash flows from operating activities as defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be used as an indicator of cash available or as an alternative to cash flows.

Table of Contents

Price Legacy

About the Company

Third Quarter Review

Shareholder Information

Funds from Operations per Common Share

Quarterly Operating & Portfolio Highlights

Consolidated Statements of Operations

Quarterly Funds from Operations and Funds Available for Distribution

Market/Operational Information

Consolidated Balance Sheets

Real Estate Portfolio

Property List

Top Ten Tenants

Lease Expiration Schedule

New Leases Signed & Retail Vacancy

Geographic Distribution

Acquisitions & Dispositions Schedule

Debt Schedule

ABOUT THE COMPANY

Price Legacy is a fully-integrated real estate company with acquisition, disposition, development, property management, leasing, marketing and accounting personnel.  The Company acquires, operates, develops and sells open-air shopping centers nationwide.  Price Legacy has 49 properties which comprise approximately 8.5 million square feet of gross leasable area.  The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah.  Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc.  Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.  Price Legacy lists its common stock on the American Stock Exchange under the symbol XLG.  The Company’s Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP.  The following pages summarize some information concerning the Company.  If you have any questions, please email us at InvestorRelations@pricelegacy.com.  For more information on Price Legacy, please visit the company’s web site at www.PriceLegacy.com or refer to the documents we file with the Securities and Exchange Commission at the SEC’s website at www.SEC.gov.

THIRD QUARTER REVIEW

During the third quarter, the Company reported negative Funds from Operations (FFO) of ($0.05) per diluted common share or a loss of $2.1 million.  This was influenced by a $4 million loss due to the settlement of a lawsuit filed by the Bank of NT Butterfield & Sons related to a guarantee agreement for a promissory note on the Destination Villages Daniel’s Head project in Bermuda.

The Company purchased a parcel of land in Anaheim, CA for $2.7 million and sold a parcel of land in Tucson, AZ for $416,000.

The Company also announced during the quarter that it is pursuing a series of transactions intended to result in a significant simplification of its capital structure and that it is making changes in its senior management.  The specific terms of such transactions remain subject to further analysis, continuing review and approval of the Board of Directors, evaluation in light of market conditions as well as regulatory reviews and consents of third parties (including stockholders).

Gary Sabin, co-chairman and CEO of Price Legacy, together with Rick Muir, vice-chairman, Graham Bullick, president and chief operating officer, and certain other members of the management team, resigned as officers and directors of the company effective Oct. 15, 2003.  Mr. Jack McGrory, currently chairman of the board, assumed the additional position of chief executive officer and Mr. Robert Siordia became the chief operating officer.

The Company also announced that the members of Price Legacy’s Board of Directors elected by holders of its Series A preferred stock have dismissed the litigation that was initiated against a director of Price Legacy elected by Warburg, Pincus Equity Partners L.P., a significant holder of Price Legacy’s Series B preferred stock.

SHAREHOLDER INFORMATION

Corporate Offices

Price Legacy Corporation

Excel Centre

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Fax:  858-675-9405

www.PriceLegacy.com

Exchange Listing

Common Stock:

American Stock Exchange, symbol XLG

Series A Preferred Stock:

NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services

Stock Transfer Department

P.O. Box 54261

Terminal Annex

Los Angeles, CA  90054

Phone:  800-522-6645

www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Email:  investorrelations@pricelegacy.com

Funds from Operations
per Common Share (1)

(1)   For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company’s Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Operating Highlights

(in thousands, except per share data)

Three Months Ended September 30, 2003
Net Income	$3,628
Net loss applicable to common shares	$(8,858)
Net loss per common share - Diluted	$(0.24)

Funds from Operations before preferred dividend	$10,338
Funds from Operations available to common shareholders	$(2,148)
Funds from Operations per Common Share- Diluted	$(0.06)
EBITDA	$16,975

Portfolio Highlights

Operating Real Estate
Number of Properties	51
Gross Leasable Area	8.62	million sq. ft.
Percent Leased	93.7%
Average Rent per Leased Square Foot	$11.95

	Estimated GLA
Real Estate Under Development
Redhawk Towne Center, Phase I – Temecula, CA	422,859	sq.ft.
The Shops at the Old Mill District Phase II – Bend, OR	50,000	sq.ft.
Anaheim Garden Walk, Phase I – Anaheim, CA	266,275	sq.ft.
Los Arcos – Scottsdale, AZ	550,000	sq.ft.
Millenia Plaza, Phase II – Orlando, FL	154,373	sq.ft.

Price Legacy Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited - amounts in thousands, except per share data)

	Third Quarter Three Months Ended September 30		Year-to-Date Nine Months Ended September 30
	2003	2002	2003	2002

Rental revenues	$32,193	$29,840	$96,095	$84,698

Expenses
Operating and maintenance	6,353	5,879	19,256	15,902
Property taxes	3,851	3,501	11,475	9,797
Depreciation and amortization	5,426	4,453	15,606	12,440
General and administrative	5,706	4,357	9,519	8,813
Total expenses	21,336	18,190	55,856	46,952

Operating income	10,857	11,650	40,239	37,746

Interest and other
Interest expense	(6,637)	(6,157)	(19,906)	(18,045)
Interest income	82	1,219	1,006	3,607
Equity in earnings of joint ventures	4	318	1,168	632
Total interest and other	(6,551)	(4,620)	(17,732)	(13,806)

Income from continuing operations	4,306	7,030	22,507	23,940

Discontinued operations:
(Loss) income from operations	(7)	735	159	6,211
Provision for asset impairment	—	—	—	(2,528)
Net gain (loss) on sale of real estate	20	9,991	(2,502)	9,148
Gain (loss) on discontinued operations	13	10,726	(2,343)	12,831

Net income before (loss) gain on sale of real estate	4,319	17,756	20,164	36,771

Net (loss) gain on sale of real estate and investments	(691)	—	(3)	291

Net income	3,628	17,756	20,161	37,062

Dividends to preferred stockholders	(12,486)	(12,241)	(37,270)	(36,549)

Net (loss) income applicable to common stockholders	$(8,858)	$5,515	$(17,109)	$513

Basic and diluted net (loss) income per common share	$(.24)	$.14	$(.46)	$.01

Weighted average common shares outstanding
Basic	36,999	39,167	37,009	40,201
Diluted	36,999	39,325	37,009	40,442

Dividends per preferred share	$.35	$.35	$1.05	$1.05

For complete information please see accompanying notes contained in the Company’s Form 10Q filed with the Securities and Exchange Commission

Price Legacy Corporation

Quarterly Funds from Operations & Funds Available for Distribution

(unaudited - amounts in thousands, except per share data)

	Three Months Ended
	31-Mar-03	30-Jun-03	30-Sep-03

Funds From Operations after preferred dividends
Net Income	$10,389	$6,144	$3,628
Depreciation & Amortization (1)	4,551	6,163	6,039
Asset Impairment	—	—	—
(Gain)/loss on Sales of Depreciable Real Estate, net	(480)	2,314	585
Loss on sale of investments	—	—	86
Funds from Operations (before preferred dividends)	14,460	14,621	10,338
Preferred Stock Distributions	(12,360)	(12,423)	(12,486)
Funds from Operations (after preferred dividends)	$2,100	$2,198	$(2,148)
Per Common Share - Diluted	$0.06	$0.06	$(0.06)

Funds Available for Distribution
Funds from Operations	$14,460	$14,621	$10,338
Deferred Rents	(909)	(690)	(698)
Capitalized Leasing Commissions Paid (2)	(99)	—	(105)
Principal Debt Payments - Recurring	(1,143)	(879)	(816)
Other CAPEX including capitalized tenant improvements	(405)	(203)	(192)
Total Funds Available for Distribution	$11,904	$12,849	$8,527

Dividends
Preferred A Shares	$9,602	$9,602	$9,602
Preferred B Shares (non-cash/accrued in kind)	2,758	2,821	2,884
Total Distributions	$12,360	$12,423	$12,486

	at March 31, 2003	at June 30, 2003	at September 30, 2003
Shares Outstanding
Weighted Average Common Shares Outstanding	37,029	36,999	36,999
Common Shares Outstanding	36,999	36,999	36,999
8¾% Series A Cumulative Redeemable Preferred Stock	27,434	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)      Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

(2)      Excludes projects under development and still being stabilized.

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except per share data)

	Market Data Closing Price as of:
	March 31, 2003	June 30, 2003	September 30, 2003
Common Stock Information
Shares Outstanding	36,999	36,995	36,999
Market Price Per Share	$2.55	$3.75	$3.50
Common Equity	$94,347	$138,731	$129,497

8 ¾% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,434	27,434	27,434
Market Price Per Share	$16.28	$16.82	$16.13
Series A Equity	$446,626	$461,440	$442,373

9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56
Series B Equity	$109,349	$109,349	$109,349

Market Capitalization Calculations
Equity Market CAP	$650,322	$709,520	$681,219
Total Debt	$583,617	$576,170	$589,244
Total Market CAP	$1,233,939	$1,285,690	$1,270,463

Total Debt to Total Market CAP	47%	45%	46%

Capital Availability
Cash (excludes restricted cash)	$12,771	$17,709	$11,811
Available under Line of Credit	34,100	35,300	35,300

Total Line of Credit	$100,000	$100,000	$100,000

Dividend Data
8 ¾% Series A Preferred Dividend	$9,602	$9,602	$9,602
9% Series B Preferred Dividend (Paid in Kind)	2,758	2,821	2,884
Total	$12,360	$12,423	$12,423

Price Legacy Corporation

Market/Operational Information, continued

(unaudited - amounts in thousands, except ratios)

	31-Mar-03	30-Jun-03	30-Sep-03
Operational Statistics

Net Income	$10,389	$6,144	$3,628
Interest Expense	6,610	6,659	6,637
Depreciation and Amortization (1)	4,551	6,163	6,039
(Gain)/loss on sale of Assets	(480)	2,314	671
EBITDA (a)	21,070	21,280	16,975

Interest Expense	6,610	6,659	6,637
Capitalized Interest	525	478	381
Principal Debt Payments - Recurring	1,143	879	816
Preferred Cash Distributions	9,602	9,602	9,602
Fixed Charges (b)	17,880	17,618	17,436

Fixed charge coverage ratio (a/b)	1.18	1.21	0.97

Interest Expense	6,610	6,659	6,637
Capitalized Interest	525	478	381
Principal Debt Payments - Recurring	1,143	879	816
Debt service (c)	8,278	8,016	7,834

Debt coverage ratio (a/c)	2.55	2.65	2.17

(1)                   Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

PRICE LEGACY CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	September 30 2003	December 31 2002
	(unaudited)
ASSETS
Real estate assets
Land and land improvements	$487,133	$446,331
Building and improvements	686,536	659,469
Construction in progress	52,440	35,235
	1,226,109	1,141,035
Less accumulated depreciation	(49,054)	(34,617)
	1,177,055	1,106,418

Investment in unconsolidated real estate joint ventures	9,657	26,019
Cash and cash equivalents	11,811	11,471
Restricted cash	13,036	8,787
Accounts receivable, net of allowance of $1,640 and $1,669	6,598	6,036
Notes receivable	20,339	62,788
Interest receivable	3,160	16,032
Deferred rents	10,595	9,460
Other assets	24,827	26,007
Total assets	$1,277,078	$1,273,018

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Mortgages and notes payable	$495,050	$487,811
Revolving line of credit	64,700	60,300
Accounts payable and other liabilities	32,899	31,341
Total liabilities	592,649	579,452

Commitments

Minority interests	1,608	595

Stockholders’ equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 36,999,157 and 37,255,748 issued and outstanding	4	4
Additional paid-in capital	183,942	184,720
Accumulated other comprehensive loss	(1,648)	(921)
Retained (deficit) earnings	(5,326)	3,319
Total stockholders’ equity	682,821	692,971
Total liabilities and stockholders’ equity	$1,277,078	$1,273,018

For complete information please see accompanying notes contained in the Company’s Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Supplemental Disclosure - 3rd Quarter 2003

Real Estate Portfolio - Property List as of September 30, 2003

Property Name		City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Partial List of Anchor Owned Tenants	Anchor Tenants Not Owned

	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	39,247	97.9%	PETsMART	Costco , Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	250,404	81.4%	Circuit City, PETsMART	Costco, Kmart, Target
3	The Groves	Tempe	AZ	2001	247,995	229,796	92.7%	Circuit City, J.C. Penney	Wal-Mart
4	North Canyon Ranch	Phoenix	AZ	2002	70,428	70,428	100.0%	Safeway
5	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
6	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,474	98,474	100.0%	Ross, Rite Aid, Petco
7	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
8	Roseville	Roseville	CA	1997	188,493	183,861	97.5%	Sports Authority, Staples	Costco, Home Depot
9	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
10	San Diego/Morena (1)	San Diego	CA	1981	443,200	435,200	98.2%	Costco Wholesale
11	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
12	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot , PETsMART	Costco
13	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	212,434	92.8%	Regal Cinemas, Office Depot
14	Oakwood Plaza	Hollywood	FL	2001	871,723	871,723	100.0%	Home Depot, Dave & Buster’s
15	Kendale Lakes Plaza	Miami	FL	2001	404,553	403,428	99.7%	Kmart, PETsMART
16	Cross County	W Palm Beach	FL	2001	357,537	347,869	97.3%	Kmart, Winn Dixie, Ross
17	Millenia Plaza	Orlando	FL	2001	404,336	404,336	100.0%	Home Expo, Linens ‘N Things
18	Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
19	Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
20	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe’s
21	Newport on the Levee (2)	Newport	KY	1998	339,759	263,611	77.6%	AMC, Barnes & Noble	Newport Aquarium
22	Moorestown	Maple Shade	NJ	1989	201,351	201,351	100.0%	Lowe’s, Sports Authority
23	Wayne	Wayne	NJ	1991	348,063	259,883	74.7%	Costco, Sports Authority
24	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
25	Westbury	Westbury	NY	1992	398,602	288,548	72.4%	Costco, Borders, Marshall’s
26	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe’s
27	Philadelphia	Bensalem	PA	1991	307,771	284,047	92.3%	Home Depot
28	Rice Creek Village	Columbia	SC	2002	66,471	65,361	98.3%	Publix, Douglas & Associates
29	Cherrydale Point	Greenville	SC	2002	297,928	296,528	99.5%	Ingles Markets, Goody’s, Ross Stores
30	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
31	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority
32	Dulles Town Crossing	Sterling	VA	2002	737,503	730,603	99.1%	Lowe’s, Wal-Mart, Sam’s
				TOTAL	7,676,478	7,248,048	94.4%

Property Name		City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchors Owned	Anchors Not Owned
	Joint Ventures
33	Fresno (Blackstone Ventures (50%)	Fresno	CA	1998	121,287	121,287	100.0%	Bed Bath & Beyond, Ross, SportMart, Pier 1
34	Shops at the Old Mill District (50%)	Bend	OR	2000	151,747	125,883	83.0%	Regal Cinemas, GAP
				TOTAL	273,034	247,170	90.5%

		TOTAL RETAIL PORTFOLIO			7,949,512	7,495,218	94.3%

	Non-Retail Properties
	Office Properties
35	Scottsdale City Center	Scottsdale	AZ	2000	66,435	55,502	83.5%
36	One North First Street	Phoenix	AZ	2003	96,483	74,579	77.3%
37	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
38	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
39	Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	132,683	94.0%	KOS Pharmaceuticals
				TOTAL	512,230	470,926	91.9%
	Joint Ventures
40	Newport Centre (55%)(3)	Winnipeg	Canada	1992	159,932	112,650	70.4%
				TOTAL	159,932	112,650	70.4%

	Hospitality
41	Grand Hotel	Tusayan	AZ	1998	121 rooms	121 rooms	n/a
				TOTAL	—	—
		TOTAL NON-RETAIL PORTFOLIO			672,162	583,576	86.8%

		TOTAL OPERATING PORTFOLIO			8,621,674	8,078,794	93.7%

NOTES:

1.  Includes self-storage space.

2.  Consolidated Joint Venture

3.  As of September 1, 2003

Development and Other Properties

Property Name		City	State	Year Acquired	Status

42	Tucson	Marana	AZ	1999	Land
43	Los Arcos	Scottsdale	AZ	2003	Land
44	Anaheim Garden Walk (88%)	Anaheim	CA	1998	Under Development
45	Redhawk Towne Center	Temecula	CA	1999	Under Development
46	Redhawk Towne Center Phase II(1)	Temecula	CA	2002	Under Development
47	Fountain Valley Land Pad	Fountain Valley	CA	1998	Land
48	Yosemite Land	Yosemite	CA	1998	Land
49	International Business Park	Orlando	FL	1999	Land
50	Millenia Plaza Phase II (1)	Orlando	FL	2002	Under Development
51	Shepard Creek	Salt Lake City	UT	2001	Land

(1)  Phase II of an operating retail property — sold October, 2004

Price Legacy Corporation

Real Estate Portfolio

Top Ten Tenants

(Ranked by Annualized Minimum Rent(1))

Tenant		Number of Leases	Leased GLA (000’s)	% of Leased GLA	AMR (000’s)	% of AMR
1	Costco	4	618,192	7.7%	$8,750	9.1%
2	Home Depot	4	472,163	5.8%	4,164	4.3%
3	The Sports Authority(2)	7	302,219	3.7%	4,071	4.2%
4	Lowe’s	4	501,054	6.2%	2,583	2.7%
5	AMC Theaters	2	122,557	1.5%	2,567	2.7%
6	Marshalls	4	146,176	1.8%	2,553	2.6%
7	AT&T Wireless	1	126,005	1.6%	2,208	2.3%
8	K-Mart	3	351,775	4.4%	2,080	2.2%
9	Linens N Things	4	138,936	1.7%	2,006	2.1%
10	BJ’s Wholesale Club	2	218,505	2.7%	1,921	2.0%
		35	2,997,582	37.1%	$32,903	34.1%

(1)          Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements

(2)          Includes one SportMart (acquired by Sports Authority)

Real Estate Portfolio - Lease Expiration Schedule

(excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2003	11	5	29,956	0.4%	$500,002	0.5%
2004	64	38	235,989	2.9%	3,918,533	4.1%
2005	85	57	476,119	5.9%	6,115,444	6.3%
2006	69	46	447,682	5.5%	7,363,729	7.6%
2007	67	49	346,390	4.3%	5,454,715	5.6%
2008	38	26	216,342	2.7%	3,510,227	3.6%
2009	37	33	1,198,252	14.8%	16,312,934	16.9%
2010	35	32	526,275	6.5%	8,279,145	8.6%
2011	31	17	402,190	5.0%	5,160,060	5.3%
2012+	110	81	3,974,741	49.2%	38,344,608	39.7%
TOTAL	547	384	7,853,936	97.2%	$94,959,397	98.4%

New Leases Signed Year-To-Date

(excludes, ATM leases and Cell Tower leases)

	Retail Leases	Ground Leases
Number	38	2
Building SF	126,656	9,000
Land SF	—	82,068
Average Rent/SF	$17.10	$20.56

Vacancies - Prior Tenant Average Rent/SF

(excludes vacancies from new construction or acquisition)

SF	542,880
Average Rate/SF	$17.37

Price Legacy Corporation

Real Estate Portfolio

Geographic Distribution

Quarter End September 30, 2003

RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	4	666,229	88.5%	$11.55	6,814,402	7.8%
California	9	1,153,769	98.9%	11.80	13,465,086	15.4%
Canada	—	—
Florida	6	2,338,153	98.8%	10.32	23,825,508	27.2%
Indiana	2	377,152	99.2%	6.51	2,434,733	2.8%
Kentucky	1	339,759	77.6%	20.93	5,517,512	6.3%
New Jersey	2	549,414	84.0%	10.49	4,836,622	5.5%
New York	2	454,182	75.8%	19.15	6,590,517	7.5%
Ohio	1	126,400	100.0%	5.14	650,000	0.7%
Oregon	1	151,747	83.0%	14.57	1,833,490	2.1%
Pennsylvania	1	307,771	92.3%	10.53	2,990,918	3.4%
South Carolina	2	364,399	99.3%	10.68	3,863,813	4.4%
Utah	—	—
Virginia	3	1,120,537	99.4%	13.13	14,623,776	16.7%

	34	7,949,512	94.3%	$11.67	$87,446,377	100.0%

Region
West	14	1,971,745	94.2%	11.91	22,112,978	25.3%
Outside U.S.	—	—	—	—	—	0.0%
East	20	5,977,767	94.3%	11.59	65,333,398	74.7%
	34	7,949,512	94.3%	$11.67	$87,446,377	100.0%

NON-RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	3	162,918	79.8%	$18.05	$2,347,651	25.8%
California	2	208,162	100.0%	20.23	4,210,503	46.3%
Canada	1	159,932	70.4%	7.99	899,545	9.9%
Florida	1	141,150	94.0%	12.36	1,639,563	18.0%
	7	672,162	86.8%	$15.59	$9,097,261	100.0%
Region
West	5	371,080	91.2%	$19.39	$6,558,153	72.1%
Outside U.S.	1	159,932	70.4%	7.99	899,545	9.9%
East	1	141,150	94.0%	12.36	1,639,563	18.0%
	7	672,162	86.8%	$15.59	$9,097,261	100.0%

DEVELOPMENT AND OTHER PROPERTIES

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	NA	NA	$—	—	0.0%
California	5	520,341	81.1%	—	—	0.0%
Utah	1	NA	NA	—	—	0.0%
Florida	2	154,373	55.8%	—	—	0.0%
	10	674,714	75.3%	N/A	N/A	N/A

Region
West	8	520,341	81.1%	$—
Outside U.S.				—
East	2	154,373	55.8%	—
	10	674,714	75.3%	N/A	N/A	N/A

Twelve Month Acquisitions & Dispositions Schedule

ACQUISITIONS

Property Name	Location	Property Type (1)	Month Acquired	Purchase Price				GLA	Anchor Tenants
				Cash	Stock	Debt	Total
Land	Orlando, FL	L	Nov-02	7,374,000	—	—	7,374,000	—
Land	Temecula, CA	L	Dec-02	4,420,000	—	—	4,420,000	—
Land	Anaheim, CA	L	Aug-03	2,700,000	2,700,000
				$14,494,000	$—	$—	$14,494,000	—

DISPOSITIONS

Property Name	Location	Property Type (1)	Month Sold	Selling Price				Anchor Tenants
				Cash	Debt	Total	GLA
Land—3 parcels	Scottsdale, AZ	L	Mar-03	2,910,000	—	2,910,000	—	N/A
Inglewood	Inglewood, CA	S	Apr-03	4,000,000	—	4,122,266	351,530	Costco, Colonial Treasures
New Britain	New Britain, CT	S	May-03	3,529,445	—	3,529,445	112,400
Northridge	Northridge, CA	S	Jun-03	5,850,000	—	5,850,000	22,000	Barnes & Noble
Thornydale Crossing	Tucson, AZ	L	Aug-03	415,992	—	415,992	—	N/A

				$16,705,437	$—	$16,827,703	485,930

(1) L - Land, S - Shopping Center, SS- Self Storage, T - Single Tenant Property, O - Office

Real Estate Portfolio

Schedule of Debt - September 30, 2003

Property	Location	Interest Rate	Spread	Maturity	Balance (000’s)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,701
Greensburg Commons (Capital Lease)	Greensburg, IN	7.77%	—	06/01/05	19,300
Middleton - Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,104
Safeway Center-Morgan Stanley-Wells	Phoenix, AZ	8.45%	—	02/01/17	4,225
Safeway Center-Greenwich Cap-Midland	Phoenix, AZ	7.24%	—	10/01/11	1,317
Kendale Lakes Plaza	Miami, FL	8.18%	—	02/01/09	28,522
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	65,612
Cross County Plaza	West Palm Beach, FL	9.00%	—	01/01/10	31,924
Cypress Creek Station	Ft. Lauderdale, FL	8.18%	—	02/01/09	22,977
Oakwood Business Park	Hollywood, FL	8.18%	—	02/01/09	10,024
Dulles Town Crossing	Sterling, VA	5.88%	—	09/01/12	48,866

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$247,572

TOTAL FIXED RATE DEBT					$247,572

Variable Rate Debt:	Assumed Libor rate:	1.12%
	Prime rate	4.00%
Property Specific Debt
The Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,339
Mesa Pavillions	Mesa, AZ	Libor	2.05%	12/01/06	15,480
One North First Street	Phoenix, AZ	Libor *	2.75%	04/05/04	4,388
Millenia Plaza	Orlando, FL	Libor	1.30%	06/01/08	22,100
Orlando Business Park, LLC	Orlando, FL	Libor	3.75%	06/01/04	10,476
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	03/31/04	28,500
Phase II		Prime	0.50%	03/01/04	4,738
Redhawk Town Center	Temecula, CA	Libor	1.50%	11/05/04	16,465
Millenia Plaza-Phase II	Orlando, FL	Libor	1.85%	03/28/05	7,617
GMAC Commercial Mortgage	Various (5 locations)	Libor	0.98%	07/01/04	121,375
TOTAL SECURED VARIABLE RATE DEBT					$247,478

TOTAL VARIABLE RATE DEBT					$247,478

		Total Weighted Average Fixed Rate Debt:			7.62%
		Total Weighted Average Variable Rate Debt:			2.78%

Unsecured Line of Credit	Assumed Libor rate:	1.12%

	Interest Rate	Spread	Maturity	Balance
Revolver	Libor	1.750%	09/01/04	$64,700
TOTAL VARIABLE RATE DEBT				$64,700

TOTAL DEBT				$559,750

	Total Weighted Average All Debt:			4.93%

*          Libor with a floor of 2.0%